Exhibit 99.4


                            AMERICAN RADIO EXHIBIT J

                           FORM OF SUBSIDIARY GUARANTY


         SUBSIDIARY GUARANTY (this "Agreement"), dated as of January 24, 1997, by and among AMERICAN RADIO SYSTEMS LICENSE CORP., a Delaware corporation, ARS ACQUISITION II, INC., a Delaware corporation, RADIO SYSTEMS OF MIAMI, INC., a Delaware corporation and RADIO SYSTEMS OF PHILADELPHIA, INC., a Pennsylvania corporation (collectively, the "Current Guarantors"), such other Persons which from time to time may become party hereto (the "Additional Guarantors", and collectively with the Current Guarantors, the "Guarantors") and THE BANK OF NEW YORK, in its capacity as Collateral Agent (the "Collateral Agent") for the following Persons (collectively, the "Secured Creditors"): (i) the Administrative Agent and the Lenders under, and as each term is defined in, the $550,000,000 Credit Agreement (as hereinafter defined), (ii) the Administrative Agent and the Lenders under, and as each term is defined in, the $350,000,000 Credit Agreement (as hereinafter defined) and (iii) for such of the Lenders under the $550,000,000 Credit Agreement, the Lenders under the $350,000,000 Credit Agreement and any of their respective Affiliates which from time to time enter into Interest Rate Protection Agreements with American Radio Systems Corporation (the "Borrower").

                                    RECITALS

I. Reference is made to (i) a $550,000,000 Credit Agreement, dated as of the date hereof, among the Borrower, the lenders party thereto, the Co-Syndication Agents, the Managing Agents, the Agent, the Co-Agents, the Collateral Agent and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "$550,000,000 Credit Agreement") and (ii) a $350,000,000 Credit Agreement, dated as of the date hereof, among the Borrower, the lenders party thereto, the Co-Syndication Agents, the Managing Agents, the Agent, the Co- Agents, the Collateral Agent and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "$350,000,000 Credit Agreement", and together with the $550,000,000 Credit Agreement, the "Credit Agreements").

II. The Borrower and the Guarantors have been, and are now, engaged in the business of radio broadcasting and activities related thereto. Each Guarantor expects




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         to  derive  substantial  benefit  from the  Credit  Agreements  and the transactions contem plated thereby and, in furtherance thereof, and in order to induce the Lenders to make Loans and any Secured Creditor to enter into an Interest Rate Protection Agreement, has agreed to execute and deliver this Agreement. Pursuant to the Credit Agreements, the Lenders will not make Loans unless and until the Guarantors shall have executed and delivered this Agreement.

         Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Collateral Agent and the Guarantors hereby agrees as follows:

         1. Defined Terms

                  (a) Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreements as in effect on the date hereof.

                  (b) When used in this Agreement, the following capitalized terms shall have the respective meanings ascribed thereto as follows:

                  "Bankruptcy Code": Title 11 of the United States Code entitled "Bankruptcy".

                  "Borrower Obligations": all of the obligations and liabilities of the Borrower under the Loan Documents as defined in the $550,000,000 Credit Agreement, the Loan Documents as defined in the $350,000,000 Credit Agreement and each Interest Rate Protection Arrangement with one or more of the Lenders under either of the Credit Agreements or any of their respective Affiliates, in each case whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired, and whether before or after the occurrence of any Insolvency Event, and including, without limitation (a) any obligation or liability in respect of any breach of any representation or warranty and in respect of any rights of redemption or rescission, and (b) all post-petition interest, funding losses and make-whole premiums, whether or not allowed as a claim in any proceeding arising in connection with an Insolvency Event.

                  "Consideration": as of any date of determination and with respect to each Guarantor, an amount equal to the lesser of (a) the total "value" (within the meaning of Section 548 of the Bankruptcy Code as in effect on the date hereof) given, directly or indirectly, to such Guarantor during the period commencing on the date such Guarantor became a party to this Agreement and ending on such date of determination, in exchange

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for its  execution and delivery of this  Agreement,  and (b) the amount of "fair consideration" (within the meaning of Article 10 of the New York Debtor Creditor Law as in effect on the date hereof) given, directly or indirectly, to such Guarantor during the period commencing on the date such Guarantor became a party to this Agreement and ending on such date of determination in exchange for its execution and delivery of this Agreement.

                  "Event of Default": as defined in Section 16.

                  "Guarantor Obligations": with respect to each Guarantor, all of the obligations and liabilities of such Guarantor hereunder, whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired.

                  "Insolvency Event": any Event of Default under Sections 9.1(h) or 9.1(i) of the Credit Agreements.

                  "Net Worth": as of any date and with respect to each Guarantor, the lesser of the following:

                  (a)(i) all of such Guarantor's "property, at a fair valuation" (within the meaning of Section 101(32) of the Bankruptcy Code as in effect on the date hereof) on such date, minus (ii) the sum of such Guarantor's "debts" (within the meaning of Section 101(12) of the Bankruptcy Code as in effect on the date hereof) on such date (exclusive of such "debts" in respect of this Guaranty), or

                  (b)(i) the "fair salable value of the assets" (within the meaning of Article 10 of the New York Debtor Creditor Law as in effect on the date hereof) of such Guarantor on such date, minus (ii) "the amount that will be required to pay such Guarantor's probable liability on its existing debts as they become absolute and matured" (as such phrase would be construed under Article 10 of the New York Debtor Creditor Law as in effect on the date hereof) on such date (exclusive of such debts in respect of this Guaranty).

                  "Supplement": a Supplement to this Agreement, duly completed, in the form of Annex A hereto.

         2.   Guaranty



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                  (a) Subject to Section  2(b)  hereof,  each  Guarantor  hereby absolutely, ir revocably and unconditionally guarantees the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations. This Agreement constitutes a guaranty of payment, and neither the Collateral Agent nor any Secured Creditor shall have any obligation to enforce any Loan Document or any Interest Rate Protection Arrangement or exercise any right or remedy with respect to any collateral security thereunder by any action, including, without limitation, making or perfecting any claim against any Person or any collateral security for any of the Borrower Obligations prior to being entitled to the benefits of this Agreement. The Collateral Agent may, at its option, proceed against the Guarantors, or any one or more of them, in the first instance, to enforce the Guarantor Obligations without first proceeding against the Borrower or any other Person, and without first resorting to any other rights or remedies, as the Collateral Agent may deem advisable. In furtherance hereof, if the Collateral Agent or any Secured Creditor is prevented by law from collecting or otherwise hindered from collecting or otherwise enforcing any Borrower Obligation in accordance with its terms, the Collateral Agent or such Secured Creditor, as the case may be, shall be entitled to receive hereunder from the Guarantors after demand therefor, the sums which would have been otherwise due had such collection or enforcement not been prevented or hindered.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, the maximum liability of each Guarantor under this Agreement shall not, as of any date of determination, exceed the lesser of (i) the highest amount that is valid and enforceable against such Guarantor under principles of New York State contract law, and (ii) the sum of (1) all Consideration received by such Guarantor as of such date of determination, plus (2) 95% of the Net Worth of such Guarantor on such date of determination. In calculating the maximum liability of each Guarantor hereunder, full effect shall be given to any provision in any other Indebtedness of or guaranteed by such Guarantor which for purposes of applicable fraudulent transfer or similar laws provides that indebtedness incurred under the Credit Agreements shall be deemed to have been incurred prior to such other Indebtedness.

                  (c) Each Guarantor agrees that the Guarantor Obligations may at any time and from time to time exceed the maximum liability of such Guarantor hereunder without impairing this Agreement or affecting the rights and remedies of the Collateral Agent or any Secured Creditor hereunder.

         3.        Absolute Obligation

                  Subject to Section 20, no Guarantor shall be released from liability hereunder

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unless  and until the  Maturity  Date  shall  have  occurred  and either (a) the
Borrower Obligations shall have been paid in full, in cash, or (b) the Guarantor Obligations of such Guarantor shall have been paid in full, in cash. Each Guarantor acknowledges and agrees that (1) neither the Collateral Agent nor any Secured Creditor has made any representation or warranty to such Guarantor with respect to the Borrower, its Subsidiaries, any Loan Document, any Interest Rate Protection Arrangement, or any agreement, instrument or document executed or delivered in connection therewith or any other matter whatsoever, and (2) such Guarantor shall be liable hereunder, and such liability shall not be affected or impaired, irrespective of (A) the validity or enforceability of any Loan Document, any Interest Rate Protection Arrangement, or any agreement, instrument or document executed or delivered in connection therewith, or the collectability of any of the Borrower Obligations, (B) the preference or priority ranking with respect to any of the Borrower Obligations, (C) the existence, validity, enforceability or perfection of any security interest or collateral security under any Loan Document, or any Interest Rate Protection Arrangement, or the release, exchange, substitution or loss or impairment of any such security interest or collateral security, (D) any failure, delay, neglect or omission by the Collateral Agent or any Secured Creditor to realize upon or protect any direct or indirect collateral security, indebtedness, liability or obligation, any Loan Document, any Interest Rate Protection Arrangement, or any agreement, instrument or document executed or delivered in connection therewith, or any of the Borrower Obligations, (E) the existence or exercise of any right of set-off by the Collateral Agent or any Secured Creditor, (F) the ex istence, validity or enforceability of any other guaranty with respect to any of the Borrower Obligations, the liability of any other Person in respect of any of the Borrower Obligations, or the release of any such Person or any other guarantor of any of the Borrower Obligations, (G) any act or omission of the Collateral Agent or any Secured Creditor in connection with the administration of any Loan Document, any Interest Rate Protection Arrangement, or any of the Borrower Obligations, (H) the bankruptcy, insolvency, reorganization or receivership of, or any other proceeding for the relief of debtors com menced by or against, any Person, (I) the disaffirmance or rejection, or the purported disaffirmance or purported rejection, of any of the Borrower Obligations, any Loan Docu ment, any Interest Rate Protection Arrangement, or any agreement, instrument or document executed
or  delivered  in  connection   therewith,   in  any   bankruptcy,   insolvency,
reorganization or receivership, or any other proceeding for the relief of debtor, relating to any Person, (J) any law, regulation or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of any Loan Document, any Interest Rate Protection Arrangement, or any agreement, instrument or document executed or delivered in connection therewith or any of the Borrower Obligations, or which might cause or permit


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to be  invoked  any  alteration  in the  time,  amount,  manner  or  payment  or performance of any of the Borrower's obligations and liabilities (including, without limitation, the Borrower Obligations), (K) the merger or consolidation of the Borrower into or with any Person, (L) the sale by the Borrower of all or any part of its assets, (M) the fact that at any time and from time to time none of the Borrower Obligations may be outstanding or owing to the Collateral Agent or any Secured Creditor, (N) any amendment or modification of, or supple ment to, any Loan Document or any Interest Rate Protection Arrangement or (O) any other reason or circumstance which might otherwise constitute a defense available to or a dis charge of the Borrower in respect of its obligations or liabilities (including, without limitation, the Borrower Obligations) or of such Guarantor in respect of any of the Guaran tor Obligations (other than by the performance in full thereof).

         4.       Grant of Security Interest.

                  Each Guarantor, in order to secure the payment and performance of all of its Guarantor Obligations, hereby grants to the Collateral Agent, for its benefit and for the ratable benefit of the Secured Creditors, a continuing first priority security interest in and to all of such Guarantor's right, title and interest in and to the following, in each case whether now owned or existing or hereafter arising or acquired and wherever located (col lectively, the "Collateral"):

                  CAPITAL STOCK: All Capital Stock of each Person which now is or may hereafter become a Subsidiary of such Guarantor, including, without limitation, the Stock listed in Part A of Schedule 1 (the "Pledged Capital Stock"), and all payments thereunder and instruments and other Property (other than real Property) from time to time delivered in respect thereof or in exchange therefor), together with all substitutions, exchanges and replacements therefor, and all Proceeds thereof (collectively, the "Capital Stock");

                  INSTRUMENTS: All "instruments" as defined in the UCC, including, without limitation, the notes and debt instruments described in Part B of Schedule 1 (the "Pledged Debt"), and all payments thereunder and instruments and other Property (other than real Property) from time to time delivered in respect thereof or in exchange therefor), together with all substitutions, exchanges and replacements therefor, and the Proceeds thereof (collectively, the "Instruments"); and

                  MATERIAL AGREEMENTS: The License Subsidiary Management Agreements, the PBB Documents and all other similar documents and agreements, and all local marketing agreements and time brokerage agreements and all other similar agreements together with all substitutions, exchanges and replacements therefor, and the Proceeds

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thereof (collectively, the "Material Agreements").

                  As used herein, the term "Proceeds" shall have the meaning assigned to it under Article 9 of the New York Uniform Commercial Code (as the same is amended from time to time, the "UCC") and, to the extent not otherwise included, shall include, but not be limited to, (i) any stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off; (ii) any option or other right, whether received as an addition, in substitution or exchange, or otherwise; (iii) dividends or distributions on dissolution, or in partial or total liquidation, or from capital, capital surplus, or paid-in surplus; (iv) any and all proceeds of any insurance, causes and rights of action or settlements thereof, escrowed amounts or Property, judicial and arbitration judgments and awards, payable to such Guarantor from or in respect of any Person from time to time whether with respect to the Collateral; (v) any and all payments (in any form whatsoever) made or due and payable to such Guarantor from time to time in connection with any requi sition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority; (vi) all claims of such Guarantor for losses or damages arising out of or relating to or for any breach of any agreements, covenants, representations or warranties or any default whether or not with respect to or under any of the foregoing Collateral (without limiting any direct or independent rights of the Collateral Agent or any Secured Creditor with respect to the Collateral); and (vii) any and all other amounts from time to time paid or payable under or in connection with the Collateral.

         5.       Guarantor Remains Liable.

                  Anything herein to the contrary notwithstanding, (a) each Guarantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any such Guarantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) the Collateral Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any such Guarantor thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by any such Guarantor or the sufficiency of any performance by any party under any such contract or agreement or to take any action to collect or enforce any claim for pay ment assigned hereunder.

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         6.       Delivery of Pledged Collateral.

                  All certificates, notes and other instruments, if any, representing or evidencing the Pledged Capital Stock or the Pledged Debt and all other Capital Sock and Instruments at any time owned or acquired by any Guarantor (collectively, the "Pledged Collateral") shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to the Collateral Agent. Subject to Section 17(f), upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, at any time in its discretion and without notice to such Guarantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Collateral. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         7.       Representations and Warranties

                  Each   Guarantor   hereby   represents  and  warrants  to  the
Collateral Agent as follows:

                  (i) Binding Agreement. This Agreement constitutes the valid and binding obligation of such Guarantor, enforceable in accordance with its terms, except as such en forceability may be limited by applicable bankruptcy, insolvency, reorganization, morato rium or similar laws related to or affecting the enforcement of creditors' rights generally.

                  (ii) Solvency; Ability to Pay Debts. Such Guarantor (if a Current Guarantor, both immediately before and after giving effect to this Agreement and to all Indebtedness incurred by the Borrower in connection therewith or, if an Additional Guarantor, immediately before and after giving effect to this Agreement) (1) is not insolvent, (2) is not engaged, and is not about to engage, in business or a transaction, for which it has unreasonably small capital, and (3) does not intend to incur, and does not believe that it would incur, debts that would be beyond its ability to pay such debts as they mature, in each case referred to above within the meaning of both the Bankruptcy Code and Article 10 of the New York Debtor Creditor Law, each as in effect on the date hereof.



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                  (iii) Corporate  Authority.  Such Guarantor has full power and authority to enter into, execute, deliver and perform the terms of this Agreement and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary corporate action and are in full compliance with its certificate of incorporation and by-laws.

                  (iv) No Misrepresentation. No representation or warranty contained herein and no certificate or report furnished or to be furnished by such Guarantor in connection with the transactions contemplated hereby, contains or will contain a misstatement of material fact, or, to the best knowledge of such Guarantor, omits or will omit to state a material fact required to be stated in order to make the statements herein or therein con tained not misleading in the light of the circumstances under which made.

                  (v) Names; Tradenames. As of the date of this Agreement, such Guarantor currently conducts business under its own name and, in certain areas and for certain operations, the tradenames listed on Schedule 7(b)(i).

                  (vi) Offices. As of the date of this Agreement (i) the chief executive office and chief place of business of such Guarantor are located at the address set forth in Part A of Schedule 7(b)(ii), and (ii) in addition to such chief executive office and chief place of business, such Guarantor maintains only the offices and places of business set forth in Part B of
Schedule 7(b)(ii).

                  (vii) Absence of Liens. Such Guarantor is the legal and beneficial owner of the Collateral, free and clear of all Liens, except Permitted Liens.

                  (viii) Pledged Collateral. To the best of such Guarantor's knowledge, the Pledged Debt has been duly authorized, issued and delivered, and is the legal, valid, binding and enforceable obligation of the respective issuers thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar rights affecting the enforcement of creditors' rights generally. The Pledged Capital Stock (to the extent certificated within the meaning of the UCC) and the Pledged Debt constitute all of the Pledged Collateral, except for Pledged Collateral consisting of checks and drafts received in the ordinary course of business.

                  (ix)  Security  Interest.   This  Agreement  creates  a  valid
security interest in the Collateral, securing the payment of the obligations of such Guarantor hereunder, and all

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filings and other  actions  necessary  or  desirable  to perfect  such  security interests have been or, substantially simultaneously with the execution and delivery of this Agreement, will be, duly taken, except with respect to Property as to which security interests are not subject to perfection under the UCC. The delivery and pledge of the Pledged Collateral pursuant to this Agreement and all other filings and other actions taken by such Guarantor to perfect such security interests prior to the date hereof, create a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the
obligations  of  such  Guarantor   hereunder,   except  for  Pledged  Collateral
consisting of checks and drafts received in the ordinary course of business.

         8.       Further Assurances.

                  (a) Each  Guarantor  agrees  that  from  time to time,  at its expense, such Guarantor shall promptly execute and deliver all further instruments and documents, and take all further action, that the Collateral Agent may reasonably request, in order to perfect and protect any security interests granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Guarantor shall promptly execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, and promptly take such other action as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted hereby.

                  (b) Each Guarantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Guarantor where permitted by law. The Collateral Agent shall provide such Guarantor with a copy of any such statement or amendment, provided that no failure to do so shall affect the rights of the Collateral Agent hereunder, result in any liability of the Collateral Agent or any Secured Creditor to such Guarantor or in any way affect the validity of such filing. A photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) Each Guarantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

         9.       Principal Place of Business.



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                  Each  Guarantor  shall keep its chief  place of  business  and chief executive office at the locations therefor specified in Section 7(b)(ii) or, upon at least thirty days prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all ac tions required by Section 8 shall have been taken.

         10.     As to the Pledged Collateral.

                  So long as no Event of Default shall have occurred and be continuing:

                  (i) Each Guarantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement and the Credit Agreements; provided, however, that such Guarantor shall not exercise or refrain from exercising any such right without the consent of the Collateral Agent if such action or inaction would have a material adverse effect on the fair market value of any part of the Pledged Collateral or the validity, priority or perfection of the security interests granted hereby or the remedies of the Collateral Agent hereunder.

                  (ii) Each Guarantor shall be entitled to receive and retain any and all dividends, principal, interest and other distributions paid in respect of the Pledged Collateral to the extent not prohibited by this Agreement; provided, however, that any and all dividends, principal, interest and other distributions paid or payable other than in cash in respect of, and instruments and other Property received, receivable or otherwise distributed in respect of, or in exchange for, Pledged Collateral, shall forthwith be delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by such Guarantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other Property of such Guarantor, and be forthwith delivered to the Collateral Agent, as Pledged Collateral in the same form as so received (with any necessary indorsement).

                  (iii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Guarantor all such proxies and other instruments as such Guarantor may reasonably request for the purpose of enabling such Guarantor to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the distributions, principal or interest payments which it is authorized to receive and retain pursuant to clause (ii) above.

                  (a) Upon the occurrence and during the continuance of an Event of

Default and at the Collateral Agent's option and following written notice by the Collateral Agent to such Guarantor:

                  (i) Subject to Section 17(f), all rights of such Guarantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 10(a)(i) and to receive the dividends, principal, and interest payments and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 10(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, who shall thereupon have the sole right to exercise such vot ing and other consensual rights and to receive and hold as Pledged Collateral such dis tributions and principal and interest payments.

                  (ii) All dividends, principal and interest payments and other distributions which are received by such Guarantor contrary to the provisions of
Section 10(b)(i) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Guarantor and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

                  (b) In the event that all or any part of the securities or instruments constituting the Pledged Collateral are lost, destroyed or wrongfully taken while such securities or instruments are in the possession of the Collateral Agent, such Guarantor agrees that it will cause the delivery of new securities or instruments in place of the lost, destroyed or wrongfully taken securities or instruments upon request therefor by the Collateral Agent without the necessity of any indemnity bond or other security other than the Collateral Agent's agreement or indemnity therefor customary for security agreements similar to this Agreement.

         11.      Additional Shares.

                  Each Guarantor agrees that it will cause each issuer of the Capital Stock not to issue to such Guarantor any Stock or other securities in addition to or in substitution for the Pledged Stock issued by such issuer, unless immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of Stock or other securities of each such issuer are pledged to and delivered by such Guarantor to the Collateral Agent hereunder.

         12.      Other Covenants and Agreements of each Guarantor.

                  Each Guarantor covenants and agrees that on and after the date hereof until the indefeasible cash payment in full of the Obligations, unless the Collateral Agent shall otherwise consent in writing:

                  (a) Defense of Collateral. Such Guarantor will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the interests of the Collateral Agent.

                  (b) Security Interest. Such Guarantor covenants that the security interests granted hereby constitute and shall at all times constitute continuing perfected first priority security interests in the Collateral, except for Permitted Liens.

                  (c) Encumbrances; Filings. Such Guarantor will not (i) further hypothecate, pledge, encumber, transfer, sell or otherwise suffer to exist a security interest in, or a Lien on, the Collateral or any portion thereof in favor of any Person other than the Collateral Agent as provided herein, except for Permitted Liens or (ii) sign or file or authorize the signing or filing of any document or instrument perfecting any Lien on the Collateral except for Permitted Liens. The inclusion of "Proceeds" of the Collateral under the security interest granted herein shall not be deemed a consent by the Collateral Agent to any sale or other disposition of any Collateral except as expressly permitted herein.

         13.      The Collateral Agent Appointed Attorney-in-Fact.

                  Effective upon the occurrence and during the continuance of an Event of Default, subject to Section 17(f), each Guarantor hereby irrevocably appoints the Collateral Agent such Guarantor's attorney-in-fact, with full authority in the place and stead of such Guarantor and in the name of such Guarantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to section 7.5 of the Credit Agreements,

                  (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (c) to receive, indorse, and collect any drafts or other chattel paper, instruments and documents in connection with clause (a) or (b) above,

                  (d) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Col lateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral, and

                  (e) to receive, indorse and collect all instruments made payable to such Guarantor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

         14.      The Collateral Agent May Perform.

                  If any Guarantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by such Guarantor under Section 19.

         15.      The Collateral Agent's Duties.

                  The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not be under any obligation to (i) ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether the Collateral Agent or any Secured Creditor has or is deemed to have knowledge of such matters, or (ii) take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Guarantors and shall be added to the Obliga tions.

         16.      Events of Default

                  Each of the following shall constitute an "Event of Default":

                  (a) The occurrence and continuance of an "Event of Default" under and as defined in either of the Credit Agreements; or

                  (b) If any representation or warranty made herein or in any certificate furnished by any Guarantor in connection with this Agreement shall prove to have been incorrect or misleading (whether because of misstatement or omission) in any material respect when made; or

                  (c) If any Guarantor shall fail to observe or perform any term, covenant or agreement contained in Section 2, 11 or 12(c) of this Agreement; or

                  (e) If any Guarantor shall fail to perform or observe any other covenant or agreement on its part to be performed or observed pursuant to this Agreement and such failure shall have continued unremedied for a period of 30 days after such Guarantor shall become aware of such failure; or

                  (f) If any Guarantor shall contest or disavow its obligations under this Agreement or this Agreement shall not remain in full force and effect.

         17.      Remedies.

                  Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, the Collateral Agent may, and upon direction of the Combined Required Lenders shall, exercise any and all remedies and other rights provided under this Agreement, including, without limitation, the following:

                  (a) The Collateral Agent may take any action any Guarantor is required to take or any other necessary action to obtain, preserve and enforce this Agreement, and maintain and preserve the Collateral, without notice to such Guarantor, and add the costs of the same to the Obligations (but the Collateral Agent is under no duty to take any such action);

                  (b) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC as in effect from time to time (whether or not the UCC applies to the affected Collateral) and also may (i) require each Guarantor to, and each Guarantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or any part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place designated by the Collateral Agent which is reasonably convenient to the Collateral Agent and such Guarantor, (ii) without notice, except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as may be commercially reasonable. Each Guarantor agrees that, to the extent notice of sale shall be required by law, at least five Business Days' notice to such Guarantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as Collateral, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 19) in whole or in part by the Collateral Agent to the Administrative Agent under the
$550,000,000 Credit Agreement and the Administrative Agent under the $350,000,000 Credit Agreement pro rata in accordance with the priorities contained in section 9.1 of the Credit Agreements. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Obligations shall be promptly paid over to the applicable Guarantor or to whomsoever may be lawfully entitled to receive such surplus.

                  (d) Upon the completion of any sale or other disposition of all or any part of the Collateral under this Section, full title and right of possession to such Collateral shall pass to such purchaser or purchasers forthwith upon the completion of such sale. Neverthe less, if so requested by the Collateral Agent or by any purchaser of such Collateral, each Guarantor shall confirm any such sale or disposition by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request. To the extent permitted by applicable law, every such sale or other disposition shall operate to divest all right, title, interest, claim and demand whatsoever of such Guarantor of, in and to the Collateral so sold or disposed of and shall be a perpetual bar, both at law and in equity, against such Guarantor, all persons claiming the Collateral sold or disposed of, or any part thereof, through such Guarantor, and its successors and assigns.

                  (e) At any sale or other disposition hereunder, the Collateral Agent may bid for and purchase the Collateral offered for sale, and, upon compliance with the terms of sale or other disposition, may hold, retain and dispose of such Collateral without further accountability therefor. Any such purchaser at any sale or other disposition hereunder shall be entitled, for the purpose of making payment for the Collateral purchased, to apply any part of the Obligations due and payable to it as a credit against the purchase price of such Collateral.

                  (f) Notwithstanding anything to the contrary contained in this Agreement, any other Loan Document or in any other agreement, instrument or document executed by any Guarantor and delivered to the Collateral Agent or any Secured Creditor, neither the Collateral Agent nor any Secured Creditor will take any action pursuant to this Agreement, any other Loan Document or any other document referred to above which would constitute or result in any assignment of any FCC license or any change of control of any such Guarantor or any Subsidiary of any such Guarantor if such assignment of any FCC license or change of control would require, under then existing law, the prior approval of the FCC without first obtaining such prior approval of the FCC. Each Guarantor waives any right it may have to oppose, and agrees to take any action which the Collateral Agent may reasonably request in order to obtain from the FCC, such approval as may be necessary to enable the Collateral Agent to exercise and enjoy the full rights and benefits granted to the Secured Creditors by this Agreement and the other documents referred to above, including specifically, at the cost and expense of such Guarantor, the use of commercially reasonable efforts to assist in obtaining approval of the FCC for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request, to prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for consent to the assignment of license or transfer of control necessary or appropriate under the FCC's rules and regulations for approval of
(a) any sale or other disposition of the Collateral by or on behalf of the Collateral Agent, or (b) any assumption by the Collateral Agent of voting rights in the Col lateral effected in accordance with the terms of this Agreement. It is understood and agreed that all foreclosure and related actions will be made in accordance with Section 310 of the Communications Act.

                  (g) Each Guarantor hereby expressly waives and covenants, to the extent permitted by applicable law, not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force, which might delay, prevent or otherwise impede the performance or enforcement of this Agreement.

                  (h) Each Guarantor recognizes that the Collateral Agent may be compelled to resort to one or more private sales of the Capital Stock to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Capital Stock for their own accounts, for investment, and not with a view to the distribution or resale thereof. Each Guarantor agrees that private sales so made may be at prices and other terms less favorable to the seller than if the Capital Stock were sold at public sales and that the Collateral Agent shall have no obligation to delay sale of any such Capital Stock for the pe riod of time necessary to permit such Guarantor, even if such Guarantor would agree, to register such Capital Stock for public sale under the Securities Act of 1933, as amended. Each Guarantor agrees that private sales made under the foregoing circumstances shall be deemed to have been conducted in a commercially reasonable manner.

         18.      Notices

                  Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (i) when delivered by hand, or (ii) one Business Day after having been sent by overnight courier service, (iii) five
Business Days after having been deposited in the mail, first-class postage prepaid, or (iv) in the case of telecopier notice, when sent, addressed as follows, or to such other addresses as to which the Collateral Agent may be hereafter notified by a party hereto:

                  The Current Guarantors:

                  c/o American Radio Systems Corporation
                  116 Huntington Avenue
                  Boston, MA 02116
                  Attention:           Joseph L. Winn
                                       Chief Financial Officer

                  Telephone:           (617) 375-7500
                  Telecopy:            (617) 375-7575


                  The Collateral Agent:

                  The Bank of New York, as Collateral Agent
                  Communications, Publishing & Entertainment Division One Wall Street, 16th Floor
                  New York, New York 10286
                  Attention:           Geoffrey C. Brooks
                                       Vice President

                  Telephone:           (212) 635-8475
                  Telecopy:            (212) 635-8593

         19.      Expenses

                  Each Guarantor will upon demand pay to the Collateral Agent any and all reasonable sums, costs and expenses which the Collateral Agent may pay or incur pursuant to the provisions of this Agreement or in negotiating, executing, perfecting, defending, protecting or enforcing this Agreement or the security interests granted herein or in enforcing payment of the Borrower
Obligations or the Guarantor Obligations or otherwise in connection with the provisions hereof, including, but not limited to court costs, reasonable collection charges, reasonable travel expenses, and reasonable attorneys' fees, all of which, together with interest at the highest rate then payable on any of the Borrower Obligations, shall be part of the Borrower Obligations.

         20.      Repayment in Bankruptcy, etc.

                  If, at any time or times subsequent to the payment of all or any part of the Borrower Obligations or the Guarantor Obligations, the Collateral Agent or any Secured Creditor shall be required to repay any amounts previously paid by or on behalf of the Bor rower or any Guarantor in reduction thereof by virtue of an order of any court having jurisdiction in the premises, including, without limitation, as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, the Guarantors unconditionally agree to pay to the Collateral Agent within five days after demand a sum in cash equal to the amount of such repayment, together with interest on such amount from the date of such repayment by the Collateral Agent or such Secured Creditor, as the case may be, to the date of payment to the Collateral Agent at the applicable after-maturity rate set forth in the Credit Agreements.

         21.      No Segregation of Moneys; No Interest.

                  No moneys or any other Property received by the Collateral Agent hereunder need be segregated in any manner except to the extent required by law, and any such moneys or other Property may be deposited under such general conditions as may be pre scribed by law applicable to the Collateral Agent and the Collateral Agent shall not be liable for any interest thereon, except as may otherwise be agreed by the Collateral Agent.

         22.      Guarantors

                  Upon the execution and delivery to the Collateral Agent of a Supplement by any Person, appropriately acknowledged, such Person shall be a Guarantor.

         23.      Subrogation

                  Each Guarantor hereby irrevocably and forever waives any right to succeed to any of the rights of the Collateral Agent and the Secured Creditors against the Borrower under this Agreement, whether by way of subrogation or otherwise, until all Borrower Obligations have been indefeasibly paid in full, in cash.

         24.      Continuing Security Interest; Termination; Partial Release.

                  (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible cash payment in full of the Borrower Obligations and the termination of the Credit Agreements, (ii) be binding upon each Guarantor and its successors and assigns and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, any successor Collateral Agent and the Secured Creditors. A Guarantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor.

                  (b) The Collateral Agent may release from the Lien created by this Agreement any Instrument in connection with the consummation of an acquisition of a Broadcasting Station permitted by the Credit Agreements to which such Instrument relates.

         25.       Miscellaneous

                  (a) No failure by the Collateral Agent to exercise, and no delay by the Collateral Agent in exercising, any right or remedy hereunder shall operate as a waiver thereof.

                  (b) Except as otherwise expressly provided in this Agreement, to the maximum extent permitted by applicable law, each Guarantor hereby waives presentment, demand for payment, notice of default, nonperformance and dishonor, protest and notice of protest of or in respect of this Agreement, the other Loan Documents, each Interest Protection Arrangement, and the Borrower Obligations, notice of acceptance of this Agreement and reliance hereupon by the Collateral Agent and each Secured Creditor, and the incurrence of any of the Borrower Obligations, notice of any sale of collateral security or any default of any sort.

                  (c) No Guarantor is relying upon the Collateral Agent or any Secured Creditor to provide to such Guarantor any information concerning the Borrower or any Subsidiary, and each Guarantor has made arrangements satisfactory to such Guarantor to obtain from the Borrower on a continuing basis such information concerning the Borrower and its Subsidiaries as such Guarantor may desire.

                  (d) Each Guarantor agrees that any statement of account with respect to the Borrower Obligations from the Collateral Agent or any Secured Creditor to the Borrower which binds the Borrower shall also be binding upon such Guarantor, and that copies of said statements of account maintained in the regular course of the Collateral Agent's or such Secured Creditor's business, as the case may be, may be used in evidence against such Guarantor in order to establish its Guarantor Obligations.

                  (e) Each Guarantor acknowledges that it has received a copy of the Loan Documents and each Interest Rate Protection Arrangement and has approved of the same. In addition, such Guarantor acknowledges having read each Loan Document and each such Interest Rate Protection Arrangement and having had the advice of counsel in connection with all matters concerning its execution and delivery of this Agreement.

                  (f) No Guarantor may assign any right, or delegate any duty, it may have under this Agreement.

                  (g) Subject to the limitations set forth in Section 2(b), the Guarantor Obligations shall be joint and several.

                  (h) This Agreement is the "Subsidiary Guaranty" referred to in the Credit Agreements. Each of the Collateral Agent and the Guarantors acknowledges that certain provisions of the Credit Agreements, including, without limitation, Sections 1.2 (Principles of Construction), 11.1 (Amendments and Waivers), 11.3 (No Waiver; Cumulative Remedies), 11.4 (Survival of Representations and Warranties), 11.7 (Successors and Assigns), 11.8 (Counterparts), 11.13 (Headings), 11.14 (Severability), 11.15 (Integration), 11.16 (Consent to Jurisdiction), 11.17 (Service of Process),
11.18 (No Limitation on Service or Suit) and 11.19 (WAIVER OF TRIAL BY JURY) thereof, are made applicable to this Agreement and all such provisions are incorporated by reference herein as if fully set forth herein.

         26.      Governing Law; Terms.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws rules, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreements, terms used in Articles 8 and 9 of the UCC are used herein as therein defined.

         IN EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be duly executed on its behalf.


                               THE BANK OF NEW YORK, as Collateral
                               Agent


                               By:
                               Name:
                               Title:


                               AMERICAN RADIO SYSTEMS LICENSE
                               CORP.


                               By:
                               Name:
                               Title:



                               ARS ACQUISITION II, INC.


                               By:
                               Name:
                               Title:


                               RADIO SYSTEMS OF MIAMI, INC.


                               By:
                               Name:

                                Title:


                                RADIO SYSTEMS OF PHILADELPHIA,
                                INC.


                                By:
                                Name:
                                Title:

                         ANNEX A TO SUBSIDIARY GUARANTY

                               FORM OF SUPPLEMENT

                                       to

SUBSIDIARY GUARANTY, dated as of _______________, 1997, by and among the Guar antors party thereto, and The Bank of New York, as Collateral Agent (as the same may have been amended, supplemented or otherwise modified from time to time, the "Guaranty").

                                                              [Date]

         Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Guaranty. Pursuant to
Section 22 of the Guaranty, by execution and delivery of this Supplement and, upon acceptance hereof by the Collateral Agent, the undersigned (a) shall be, and shall be deemed to be, a "Guarantor" under, and as such term is defined in the Guaranty, (b) shall have made, and shall be deemed to have made, the representations and warranties contained in Section 7 of the Guaranty on and as of the date hereof, and (c) shall have made, and shall be deemed to have made, all of the covenants and agreements of a Guarantor set forth in the Guaranty.

Address for notices:                [NAME OF GUARANTOR]


____________________                By:
____________________                Name:
____________________                Title:


Accepted and agreed to as
of the date first above
written:

THE BANK OF NEW YORK, as Collateral Agent

By:
Name:
Title:

                                   Schedule 1
                                       to
                               SUBSIDIARY GUARANTY


PART A - Pledged Capital Stock:

Name of                    Jurisdiction of  Class;
Issuer             Incorporation            Par Value          Shares Owned







PART B - Pledged Debt:

Debtor                     Date                 Face Amount       Balance Due

                                Schedule 7(b)(i)
                                       to
                               SUBSIDIARY GUARANTY

                            LIST OF NAMES; TRADENAMES

                                Schedule 7(b)(ii)
                                       to
                               SUBSIDIARY GUARANTY

PART A - Chief Executive Office and Chief Place of Business:





PART B - Other Offices and Places of Business: